EXHIBIT 10.1

AMENDMENT NO. EIGHT
TO
AMENDED AND RESTATED
PRIVATE LABEL CREDIT CARD PLAN AGREEMENT
BETWEEN COMENITY BANK
AND
STAGE STORES, INC.
SPECIALTY RETAILERS, INC.

THIS AMENDMENT NO. EIGHT (“Amendment No. 8”) to that certain AMENDED and RESTATED PRIVATE LABEL CREDIT CARD PLAN AGREEMENT entered into as of the 8th day of August, 2012 and effective as of the 1st day of August 2012 (“Agreement”) among Stage Stores, Inc. (“SSI”) and Specialty Retailers, Inc. (“SRI”) (with SSI and SRI hereinafter collectively referred to as “Stage”) and Comenity Bank (formerly known as World Financial Network Bank) (“Bank”), is entered into by and between Bank and SSI on the _11th__ of April, 2019 (the “Amendment No. 8 Effective Date”).

WHEREAS, Stage and Bank previously entered into the Agreement pursuant to which, among other things, Stage requested Bank to, and Bank agreed to, extend credit to qualifying individuals in the form of private label open-ended credit card accounts for the purchase of Goods and/or Services from Stage through designated Sales Channels and to issue Credit Cards to qualifying individuals under the Stage Nameplates.

WHEREAS, SRI, the wholly owned operating subsidiary of SSI and currently the employer of all Stage employees, signed the Agreement solely for purposes of Section 13.1(a) of the Agreement, thereby agreeing that the Amended and Restated Private Label Credit Card Program Agreement dated March 5, 2004 by and among SSI, SRI and Bank was terminated in its entirety upon the full execution of the Agreement and thereby terminating SRI’s status as a separate party to the Agreement effective August 1, 2012.

WHEREAS, SSI and Bank entered into Amendment No. One to the Agreement effective as of February 1, 2013, Amendment No. Two to the Agreement effective as of February 13, 2014 (no longer in effect), Amendment No. Three to the Agreement effective as of May 4, 2014 (no longer in effect), Amendment No. Four to the Agreement effective as of March 28, 2016, Amendment No. Five to the Agreement effective as of August 11, 2017 (the “Gordmans Amendment”), Amendment No. 6 to the Agreement effective as of December 12, 2017 and Amendment No. 7 to the Agreement effective as of December 22, 2017.

WHEREAS, SSI and Bank now desire to amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the terms and conditions hereof, and for other good and valuable consideration, the receipt of which is hereby mutually acknowledged by the parties, SSI and Bank agree as follows:

1.	Definitions; References. Capitalized terms not otherwise defined in this Amendment No. 8 are used herein as defined in the Agreement.

2.
Measurement Periods and Plan Economics. Schedule 1.3(e) of the Agreement is hereby deleted and replaced in its entirety with Exhibit A hereto and Schedule 6.1 of the Agreement is hereby deleted and replaced in its entirety with Exhibit B hereto. Sections 2(a) and 2(b) of Amendment No. One are deleted in their entirety and replaced by language included in the updated Schedule 6.1 of the Agreement, which is attached hereto as Exhibit B. Section 13 of the Gordmans Amendment is deleted in its entirety.

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3.
Section 12.1 - Term and Expiration. Section 16 of the Gordmans Amendment is hereby deleted in its entirety; provided, however that the parties acknowledge and agree that the Option Grant Bonus described therein has been paid by Bank to Stage and shall not be refunded by Stage for any reason. Section 12.1 of the Agreement, as amended, is hereby deleted in its entirety and replaced with the following:

“12.1 Term and Expiration. Upon execution by authorized representatives of both parties, and unless terminated as provided herein, this Agreement shall become effective as of the Effective Date and remain in effect until July 31, 2024 (“Initial Term”). This Agreement shall automatically renew for successive two (2)-year terms (each a “Renewal Term”) thereafter, unless either party provides the other with at least twelve (12) months’ written notice of its intention not to renew this Agreement beyond the expiration of the Initial Term or then-current Renewal Term.”

4.
Amendment No. 8 Signing Bonus. In consideration for extending the Agreement from July 31st, 2021 to July 31st, 2024, within three (3) Business Days of the full execution of this Amendment No. 8, Bank shall pay to Stage an amount equal to [****], which shall be referred to herein as the “Amendment No. 8 Signing Bonus”. Bank shall pay the Amendment No. 8 Signing Bonus as set forth in 6.2 of the Agreement. If Stage properly terminates the Agreement pursuant to any express right of termination provided hereunder, Stage will not be obligated to repay any amount of the Amendment No. 8 Signing Bonus. If Bank properly terminates the Agreement between August 1, 2021 and July 31, 2024 (such period shall be referred to herein as the “Amendment No. 8 Extension Period”) pursuant to any express right of termination provided in the Agreement, Stage will be obligated to repay an amount calculated as follows: (A) [****] multiplied by (B) the quotient obtained by dividing the number of complete months remaining in the Amendment No. 8 Extension Period from the termination’s effective date by thirty-six (36). If Bank properly terminates the Agreement prior to the Amendment No. 8 Extension Period, Stage will be obligated to repay the Amendment No. 8 signing Bonus in full. For clarity, the parties acknowledge and agree that the Signing Bonus defined in Section C of Schedule 6.1, including as amended by Exhibit B hereto, has been paid in full by Bank.

5.	Credit Card Reissue. The parties hereby agree that clause (iv) of paragraph 3 of Schedule 2.4(c) of the Agreement is amended in its entirety as follows:

(iv) fourth, during [****] or as soon as commercially practicable thereafter, but in any event prior to [****].  Such re-issuance shall include substantially all Cardholders who have made a Purchase using an Account during the eighteen (18) month period immediately prior to the re-issuance (excluding a control population of such Cardholders). Bank will also test re-issuance to Cardholders who have not made a Purchase using an Account during the eighteen (18) month period immediately prior to the re-issuance but who have made a Purchase using an Account during the six (6) month period beginning eighteen (18) months immediately prior to the re-issuance and ending twenty-four (24) months immediately prior to the re-issuance.  Bank represents and warrants to Stage that the reissuance contemplated by this Section is permitted by Applicable Law and Bank’s Corporate Reissuance Policy. Should any such re-issuance of the Credit Card plastics not comply with Applicable Law or Bank's Corporate Reissuance Policy, in lieu of the reissuance Bank shall, promptly following such determination, pay to Stage an amount equal [****] and Stage shall use such funds, in its sole reasonable discretion, to fund credit marketing program(s.)

6.
Counterparts; Effectiveness. This Amendment No. 8 may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of such counterparts shall together constitute one and the same instrument.

7.	General. This Amendment No. 8 shall not be changed, modified or amended except in writing and signed by both of the parties hereto. Except as specifically amended in this Amendment No. 8,

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the provisions of the Agreement, as amended, remain unaffected and in full force and effect. The provisions of this Amendment No. 8 shall prevail in the event of any conflict between the provisions hereof and the provisions of the Agreement.

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IN WITNESS WHEREOF, SSI and Bank have executed this Amendment No. 8 in manner and form sufficient to bind them on the Amendment No. 8 Effective Date.

STAGE STORES, INC.		COMENITY BANK (formerly known as WORLD FINANCIAL NETWORK BANK)

By:	/s/ Jason Curtis	By:	/s/ John Marion

Jason Curtis		John Marion
Printed Name		Printed Name

EVP, CFO		President
Title		Title

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Exhibit A to Amendment No. 8

Schedule Error! Reference source not found.
Measurement Period Summary

		MP1	MP2	MP3	MP4	MP5	MP6	MP7	MP8	MP9	MP10	MP11	MP12	MP13
Measurement Period (MP)		8/1/12 through 12/31/12	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023	1/1/2024 through 7/31/24
$/Account Mailed (OPEX) (Schedule Error! Reference source not found.)		[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
Paperless Statement Target (Schedule Error! Reference source not found.)		[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
Target Penetration Rate (Schedule Error! Reference source not found.)	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
Apps/Store Target Average (Schedule Error! Reference source not found.)	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

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Exhibit B to Amendment No. 8

Schedule Error! Reference source not found.
Plan Economics

A.	Discount Fees on Regular Revolving Purchases
On Regular Revolving Purchases, Stage shall [****].

B.	Discount Fees on Promotional Program Purchases
If and when the parties agree to the terms of any Promotional Program, such terms may include a Discount Fee (which may be no discount) that may be charged on Net Sales on Promotional Program Purchases as agreed by the parties.
For purposes of Sections A and B of this Schedule Error! Reference source not found.: the term “Discount Fee” (if/when applicable) shall mean an amount to be charged or credited by Bank to Stage equal to the applicable Net Sales associated with agreed transaction types multiplied by the Discount Rate, and the term “Discount Rate” shall mean the rate agreed by the parties by which the Net Sales associated with agreed transaction types settled to Stage shall be discounted.

C.	Signing Bonus
Within three (3) Business Days of the full execution of this Agreement, Bank shall pay to Stage an amount equal to [****], which shall be referred to herein as the “Signing Bonus”.
If Stage properly terminates this Agreement pursuant to any express right of termination provided hereunder, Stage will not be obligated to repay any amount of the Signing Bonus.
If Bank properly terminates this Agreement before July 31, 2021 pursuant to any express right of termination provided hereunder, Stage will be obligated to repay an amount calculated as follows: (1) the sum of all payments due under Section F of this Schedule Error! Reference source not found. that have not yet been paid to Bank in accordance with the terms thereof plus [****] shall be (2) multiplied by the quotient obtained by dividing the number of complete months remaining until July 31, 2021 from the termination’s effective date by one hundred eight (108). For clarity, the parties acknowledge and agree that the Signing Bonus defined in Section C of Schedule 6.1, including as amended by Exhibit B hereto, has been paid in full by Bank.

D.	Monthly Net Portfolio Yield Payment
On a monthly basis, within ten (10) days after the end of each calendar month, Bank shall pay to Stage a “Monthly Net Portfolio Yield Payment”, which is an amount equal to [****] of the Monthly Net Portfolio Yield for the just concluded month. By way of example, a sample calculation of the Monthly Net Portfolio Yield Payment is attached hereto as Attachment A to this Schedule Error! Reference source not found.. The “Monthly Net Portfolio Yield” will be calculated as follows.

•
A = Plan revenue assessed after waivers and adjustments (versus collected, for clarity) during the subject month, comprised of: finance charges + late fees + all other Cardholder Fees + all Ancillary Income;

•	B = Plan write-offs, net of all recoveries during the subject month (write-offs will be defined as total receivable write-offs, not principal write-offs); and

•
C = operating expenses: Billing Statements issued through any medium multiplied by the Operating Expense Amount. For Measurement Periods 1-3 (as defined in Schedule Error! Reference source not found.), the “Operating Expense Amount” charged per billing statement will be [****]. For each Measurement Period thereafter, the “Operating Expense Amount” shall be equal to the Operating Expense Amount for the immediately preceding Measurement Period adjusted based on the CPI as of the last day of the immediately preceding Measurement Period; subject to the adjustment described below. For Measurement Periods 3-12, there will be a predetermined “Paperless Statement Target,” which shall be measured as the figure equal to the total of all Billing Statements presented electronically during a period as a percentage of all Billing Statements presented during the same period. Beginning in Measurement Period 4, if in the prior Measurement Period the applicable Paperless Statement Target (defined on Schedule Error! Reference source not found.) was met, the Operating Expense Amount will be adjusted by only [****] of the CPI corresponding to the preceding Measurement Period, if there was a positive increase in the applicable CPI. By way of clarification, the adjustment will be [****] of CPI in the event that the applicable Paperless Payment Target was not met. In the event the applicable CPI is negative in any period, the cost per Billing Statement in the next Measurement Period will be reduced the full amount of the decline in CPI.

•	Monthly Net Portfolio Yield = (A - B- C)

•	For avoidance of doubt, under no circumstance will the Monthly Net Portfolio Yield calculation result in Stage making a payment to Bank.

•
The term “Ancillary Income” shall mean (i)(A) all amounts charged to a Cardholder with respect to the use of an Account or Card for Protection Programs and Bank Enhancement Marketing Services minus (B) only with respect to Protection Programs and Bank Enhancement Marketing Services offered indirectly by Bank through a third-party vendor, amounts retained by the third-party vendor and/or paid to the third-party vendor by Bank; plus (B) all amounts collected by Bank from third-parties (other than Cardholders) with regard to Bank Enhancement Marketing Services. Ancillary Income excludes amounts charged to a Cardholder for Purchases, amounts charged to a Cardholder for Stage Recurring Billing Programs, and any Cardholder Fees. For clarity, the Protection Programs identified on Schedule 3.11(a) of the Agreement are Protection Programs offered directly by Bank and not through a third-party vendor and accordingly, the Ancillary Income from such Protection Programs shall be calculated under subclause (i) (A) of the definition of Ancillary Income without reduction pursuant to subclause (i) (B) of the definition of Ancillary Income.

•
As of the Amendment No. 1 Effective Date, the term “Cardholder Fees” shall mean all fees and charges assessed by Bank to a Cardholder with respect to an Account or a Credit Card other than those charged for Protection Programs, Bank Enhancement Marketing Services, and pay-by-phone fees. Thus, by way of example, Cardholder Fees includes late fees, NSF fees, document fees and internet payment fees. For clarity, Cardholder Fees does not include amounts charged to a Cardholder for Purchases or amounts charged to Cardholder for Stage Recurring Billing Programs. By way of clarity, other than pay-by-phone fees, those fees and charges assessed by Bank to Cardholders are not excluded from the definition of Cardholder Fees or Ancillary Income because, for internal accounting purposes, Bank accounts for them as off-sets to expenses.

•
For purposes of this Schedule Error! Reference source not found., the term “CPI” shall mean, the annual year-end core Consumer Price Index (excluding food and energy) for the United States as published by the U.S. Bureau of Labor Statistics.

Note: Payments will be initiated by ACH and Monthly Net Portfolio Yield Payments will take effect as of signing Amendment No. 8. Further, to the extent that any Wind-down Period extends beyond July 31, 2024, Measurement Period 13 shall be extended until the termination or expiration of the Wind-down Period for purposes of calculating the Monthly Net Portfolio Yield Payments during such Wind-down Period.

Cost per statement:

•	Measurement Period 1: [****]

•	Measurement Period 2: [****]

•	Measurement Period 3: [****]

•	Measurement Period 4: [****] * CPI adjustor based on MP 3 ending paperless rate

•	Measurement Period 5: cost per statement for MP 4 * CPI adjustor based on MP 4 ending paperless rate

•	Measurement Period 6: cost per statement for MP 5 * CPI adjustor based on MP 5 ending paperless rate

•	Measurement Period 7: cost per statement for MP 6 * CPI adjustor based on MP 6 ending paperless rate

•	Measurement Period 8: cost per statement for MP 7 * CPI adjustor based on MP 7 ending paperless rate

•	Measurement Period 9: cost per statement for MP 8 * CPI adjustor based on MP 8 ending paperless rate

•	Measurement Period 10: cost per statement for MP 9 * CPI adjustor based on MP 9 ending paperless rate

•	Measurement Period 11: cost per statement for MP 10 * CPI adjustor based on MP 10 ending paperless rate

•	Measurement Period 12: cost per statement for MP 11 * CPI adjustor based on MP 11 ending paperless rate

•	Measurement Period 13: cost per statement for MP 12 * CPI adjustor based on MP 12 ending paperless rate

E.	Annual Portfolio Performance Bonus
Stage shall earn an “Annual Portfolio Performance Bonus” in respect of each Measurement Period in accordance with the provisions of this Section E. Bank shall pay each such Annual Portfolio Performance Bonus via ACH (i) with respect to the first Measurement Period within the first six (6) months following the end of such Measurement Period; and (ii) with respect to each Measurement Period thereafter, within ten (10) days of the end of each such Measurement Period. For avoidance of doubt, the parties agree that each Annual Portfolio Performance Bonus shall be fully accrued as of the last day of the respective Measurement Period. By way of example, sample calculations of the Annual Portfolio Performance Bonus for a stub year and a full year are attached hereto as Attachment B to this Schedule Error! Reference source not found.. The Annual Portfolio Performance Bonus shall be calculated based on the following formula and stated as a percentage of Average Annual Accounts Receivable for the period being measured:
“Adjusted Net Yield” shall mean:
[****] of the sum of each Monthly Net Portfolio Yield for each month during the Measurement Period minus [****] of the Average Annual Accounts Receivable for the Annual Portfolio Performance Plan Year minus [****].
For any calendar year in which the Adjusted Net Yield is greater than [****] of the Average Annual Accounts Receivable for the Measurement Period, Bank shall pay to Stage an amount equal to [****] of the difference of the Adjusted Net Yield minus [****] of the Average Annual Accounts Receivable for the Measurement Period. During any stub year (less than twelve (12) months), the calculation of the Annual Portfolio Performance Bonus shall be pro rated as indicated on the sample calculation on Attachment B to this Schedule Error! Reference source not found..
For purposes of this calculation, the term “Average Annual Accounts Receivable” shall mean the sum of the end-of-month Accounts Receivable for each of month during a Measurement Period divided by the number of months in such Measurement Period.
For avoidance of doubt, under no circumstance will the Annual Portfolio Performance Bonus result in Stage making a payment to Bank.

F.	Implementation
The financial arrangements under the 2004 Agreement shall apply through and including July 31, 2012. The Monthly Net Portfolio Yield Payment and the Annual Portfolio Performance Bonus shall begin to accrue as of August 1, 2012 with respect to Billing Statements issued on or after that date.

Stage Stores/WFNB
CONFIDENTIAL                                    Amended and Restated PLCCPA
Schedule Error! Reference source not found. - 1
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Attachment A
to
Schedule Error! Reference source not found.
Sample Monthly Yield Payment Calculation

		Calculation	Example
A1	Finance Charges ($MM)		[****]
A2	Late Fees ($MM)		[****]
A3	Other Cardholder Fees ($MM)		[****]
A4	Ancillary Income ($MM)		[****]
A	PLAN REVENUE ($MM)	A1+A2+A3+A4	[****]

B	PLAN WRITE-OFFS (net of all recoveries, total receivable, not principal write-offs) ($MM)		[****]

C	STATEMENTS MAILED		[****]

D	COST PER STATEMENT ($)[1]	[****]	[****]
[1] Cost Per Statement to be adjusted according to CPI Adjustments outlined in Schedule Error! Reference source not found.

E	APPLICABLE PLAN MONTH OPERATING EXPENSES ($MM)	C X D	[****]

F	Monthly Net Portfolio Yield Pool	A - B - E	[****]
G	Partner Share of Monthly Net Portfolio Yield	[****]
H	SSI MONTHLY NET PORTFOLIO YIELD PAYMENT	F X G	[****]

*Actual calculations will not be rounded.

Stage Stores/WFNB
CONFIDENTIAL                                    Amended and Restated PLCCPA
Schedule Error! Reference source not found. - 5
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Attachment B
to
Schedule Error! Reference source not found.
Annual and Stub Performance Bonus Calculation
Annual Calculation

Annual Performance Bonus		Calculation / Value	Example
A	Program Year Average Receivables ($MM)		[****]
B	50% of Annual Net Portfolio Yield Pool ($MM)	Sum of Monthly Net Portfolio Yield for the Measurement Period X [****]	[****]
C	Cost of Funds Proxy ($MM)	A X [****]	[****]
D	Standard Adjustment ($MM)	[****]	[****]
E	ADJUSTED NET YIELD	B - C - D	[****]

F	5.35% Hurdle ($MM)	A X [****]	[****]
G	Annual Bonus Pool1 ($MM)	E - F	[****]
H	SSI ANNUAL PERFORMANCE BONUS ($MM)	G x [****]	[****]
1 In the event the Annual Bonus Pool is negative, Stage will not receive an Annual Performance Bonus payment
Stub1 Calculation

Annual Performance Bonus		Calculation / Value	Example
A	Stub Period Average Receivables ($MM)		[****]
B	50% of Stub Period Net Portfolio Yield Pool ($MM)	Sum of Monthly Net Portfolio Yield for the Stub Period X [****]	[****]
C	Cost of Funds Proxy ($MM)	A X [****] X Prorated Time Frame[2]	[****]
D	Prorated Adjustment ($MM)	[****] X Prorated Time Frame[2]	[****]
E	ADJUSTED NET YIELD	B - C - D	[****]

F	5.35% Hurdle ($MM)	A X [****] X Prorated Time Frame[2]	[****]
G	Prorated Bonus Pool3 ($MM)	E - F	[****]
H	SSI STUB PERIOD PERFORMANCE BONUS ($MM)	G x [****]	[****]
[1] Calculations assume a five (5) month stub period
[2] Prorated Timeframe equals months in stub period divided by twelve (12)
3 If the stub period Prorated Bonus Pool is negative, Stage will not receive an Annual Performance Bonus for the Measurement Period.

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